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                                                                    EXHIBIT 10.1

                                  TOLERRX, INC.

                              AMENDED AND RESTATED
                           2000 EQUITY INCENTIVE PLAN

1.   PURPOSE

     This Plan is intended to encourage ownership of Common Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company's business. The Plan is intended to be an incentive stock option plan within the meaning of
Section 422 of the Code but not all Awards granted hereunder are required to be Incentive Options.

2.   DEFINITIONS

     As used in the Plan the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

     2.1. ACCELERATE, ACCELERATED, and ACCELERATION, when used with respect to an Option, means that as of the time of reference such Option will become exercisable with respect to some or all of the shares of Common Stock for which it was not then otherwise exercisable by its terms, and, when used with respect to Restricted Stock, means that the Risk of Forfeiture otherwise applicable to such Common Stock shall expire with respect to some or all of the shares of Restricted Stock then still otherwise subject to the Risk of Forfeiture.

     2.2. ACQUIRING PERSON means, with respect to any Transaction or any acquisition described in clause (ii) of the definition of Change of Control, the surviving or acquiring person or entity in connection with such Transaction or acquisition, as the case may be, PROVIDED THAT if such surviving or acquiring person or entity is controlled, directly or indirectly, by any other person or entity (an "ULTIMATE PARENT ENTITY") that is not itself controlled by any entity or person that is not a natural person, the term "ACQUIRING PERSON" shall mean such Ultimate Parent Entity.

     2.3. AFFILIATE means, with respect to any person or entity, any other person or entity controlling, controlled by or under common control with the first person or entity.

     2.4. AWARD means any grant or sale pursuant to the Plan of Options, Restricted Stock, or Stock Grants.

     2.5. AWARD AGREEMENT means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

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     2.6.  BENEFICIAL OWNERSHIP has the meaning ascribed to such term in Rule
13d-3, or any successor rule thereto, promulgated by the Securities and Exchange Commission pursuant to the Exchange Act.

     2.7.  BOARD means the Company's Board of Directors.

     2.8. CHANGE OF CONTROL means (i) the closing of any Sale of the Company Transaction or (ii) the direct or indirect acquisition, in a single transaction or a series of related transactions, by any person or Group (other than the Company or a Controlled Affiliate of the Company) of Beneficial Ownership of previously outstanding shares of capital stock of the Company if (A) immediately after such acquisition, such person or Group, together with their respective Affiliates, shall own or hold shares of capital stock of the Company possessing at least twenty-five percent (25%) of the total voting power of the outstanding capital stock of the Company, (B) immediately prior to such acquisition, such person or Group, together with their respective Affiliates, did not own or hold shares of capital stock of the Company possessing at least twenty-five percent (25%) of the total voting power of the outstanding capital stock of the Company, and (C) within thirty (30) days after the Company is notified or first becomes aware of such acquisition, whichever is earlier, a majority of the members of the Board of Directors of the Company as constituted immediately prior to such acquisition do not consent in writing to exclude such acquisition from the scope of this definition.

     2.9. CODE means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

     2.10. CONTROLLED AFFILIATE means, with respect to any person or entity, any other person or entity that is controlled by such person or entity.

     2.11. COMMITTEE means any committee of the Board delegated responsibility by the Board for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence, "Committee" shall mean the Board and all authority and responsibility assigned the Committee under the Plan shall be exercised, if at all, by the Board.

     2.12. COMMON STOCK means common stock, par value $0.001 per share, of the Company.

     2.13. COMPANY means TolerRx, Inc., a corporation organized under the laws of the State of Delaware.

     2.14. EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

     2.15. GRANT DATE means the date as of which an Option is granted, as determined under Section 7.1(a).

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     2.16. GROUP has the meaning ascribed to such term in Section 13(d)(3) of the Exchange Act or any successor section thereto.

     2.17. INCENTIVE OPTION means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.18. MARKET VALUE means the value of a share of Common Stock on any date as determined by the Committee.

     2.19. NONSTATUTORY OPTION means any Option that is not an Incentive Option.

     2.20. OPTION means an option to purchase shares of Common Stock.

     2.21. OPTIONEE means a Participant to whom an Option shall have been granted under the Plan.

     2.22. PARTICIPANT means any holder of an outstanding Award under the Plan.

     2.23. PLAN means this Amended and Restated 2000 Equity Incentive Plan of the Company, as amended and in effect from time to time.

     2.24. RESTRICTED STOCK means a grant or sale of shares of Common Stock to a Participant subject to a Risk of Forfeiture.

     2.25. RESTRICTION PERIOD means the period of time, established by the Committee in connection with an Award of Restricted Stock, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

     2.26. RISK OF FORFEITURE means a limitation on the right of a Participant to retain an Award of Restricted Stock, including a right in the Company to reacquire such Restricted Stock at less than its then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

     2.27. SALE OF THE COMPANY TRANSACTION means any Transaction in which the stockholders of the Company immediately prior to such Transaction, together with any and all of such stockholders' Affiliates, do not own or hold, immediately after consummation of such Transaction, shares of capital stock of the Acquiring Person in connection with such Transaction possessing at least a majority of the total voting power of the outstanding capital stock of such Acquiring Person.

     2.28. SECURITIES ACT means the Securities Act of 1933, as amended.

     2.29. STOCK GRANT means the grant of shares of Common Stock not subject to restrictions or other forfeiture conditions.

     2.30. TEN PERCENT OWNER means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or

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subsidiary corporations of the Company, as defined in Section 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to each Option based on the facts existing immediately prior to the Grant Date of such Option.

     2.31. TRANSACTION means any merger or consolidation of the Company with or into another person or entity or the sale or transfer of all or substantially all of the assets of the Company, in each case in a single transaction or in a series of related transactions.

3.   TERM OF THE PLAN

     Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the effective date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company's stockholders. Awards granted pursuant to the Plan within such period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are hereby expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.   STOCK SUBJECT TO THE PLAN

     Subject to adjustment in accordance with the provisions of Section 8 of the Plan, the aggregate number of shares of Common Stock that may initially be issued pursuant to or subject to outstanding Awards granted under the Plan will not exceed 3,000,000. Notwithstanding the foregoing, and subject to adjustment in accordance with the provisions of Section 8 of the Plan, no more than an aggregate of 5,000,000 shares of Stock may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan. For purposes of applying the foregoing limitations, if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, or if any Award of Restricted Stock is forfeited by the recipient, the shares not purchased by the Optionee or forfeited by the recipient shall again be available for Awards thereafter to be granted under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

5.   ADMINISTRATION

     The Plan shall be administered by the Committee; PROVIDED, HOWEVER, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have

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the benefit of all of the provisions of the Plan pertaining to the Committee's exercise of its authorities hereunder; AND PROVIDED FURTHER that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan in addition to any other determination allowed the Committee under the Plan including, without limitation: (a) the employee, consultant or director to receive the Award; (b) the form of Award; (c) whether an Option (if granted to an employee) will be an Incentive Option or a Nonstatutory Option; (d) the time of granting an Award; (e) the number of shares subject to an Award; (f) the exercise price of an Option or purchase price for shares of Restricted Stock or for a Stock Grant and the method of payment of such exercise price or such purchase price; (g) the term of an Option; (h) the vesting period of shares of Restricted Stock and any acceleration thereof; (i) the exercise date or dates of an Option and any acceleration thereof; and (j) the effect of termination of any employment, consulting or Board member relationship with the Company or any of its Affiliates on the subsequent exercisability of an Option or on the Risk of Forfeiture of Restricted Stock. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations made in good faith on matters referred to in this Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant to hereto.

6.   AUTHORIZATION AND ELIGIBILITY

     The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Common Stock covered by Options or other Awards granted to any one person in any one calendar year (or portion of a year) ending after such date exceed thirty (30%) of the aggregate number of shares of Common Stock subject to the Plan.

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     Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has executed an agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.

7.   SPECIFIC TERMS OF AWARDS

     7.1.  OPTIONS.

           (a) DATE OF GRANT. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

           (b) EXERCISE PRICE. The price at which shares of Common Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Common Stock on the Grant Date, or not less than 110% of the Market Value of Common Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

           (c) OPTION PERIOD. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

           (d) EXERCISABILITY. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; PROVIDED, HOWEVER, that in the case of an Incentive Option, any such Acceleration of such Incentive Option would not cause such Incentive Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to such Acceleration.

           (e) EFFECT OF TERMINATION OF EMPLOYMENT, CONSULTING OR BOARD MEMBER RELATIONSHIP. Unless the Committee shall provide otherwise with respect to any Option, if the Optionee's employment, consulting or Board member relationship with the Company and its Affiliates ends for any reason, including because an entity with which the Optionee has an employment, consulting or Board member relationship ceases to be an Affiliate of the Company, any outstanding Option held by the Optionee shall cease to be exercisable in any respect not later than ninety (90) days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event. Military or sick leave or other bona fide leave

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shall not be deemed a termination of employment, PROVIDED that it does not exceed the longer of ninety (90) days or the period during which the absent Optionee's reemployment rights, if any, are guaranteed by statute or by contract.

           (f)  TRANSFERABILITY. Except as otherwise provided in this subsection
(f), Options shall not be transferable, and no Option or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Except as otherwise provided in this subsection (f), all of a Participant's rights in any Option may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. However, the Committee may, at or after the grant of a Nonstatutory Option, provide that such Option may be transferred by the recipient to a family member; PROVIDED, HOWEVER, that any such transfer is without payment of any consideration whatsoever and that no transfer of an Option shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, "family member" means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty percent (50%) of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests.

           (g) METHOD OF EXERCISE. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 15, specifying the number of shares of Common Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Common Stock to be purchased or, if the Committee had so authorized on the grant of an Incentive Option or on or after grant of a Nonstatutory Option (and subject to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company) by delivery to the Company of shares of Common Stock having a Market Value equal to the exercise price of the shares to be purchased. Payment may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of Common Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable. Notwithstanding any of the foregoing provisions in this subsection (g) to the contrary, (A) no Option shall be considered to have been exercised unless and until all of the provisions governing such exercise specified in the Plan and in the relevant Award Agreement shall have been duly complied with; and (B) the obligation of the Company to issue any shares upon exercise

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of an Option is subject to the provisions of Section 9.1 hereof and to compliance by the Optionee with all of the provisions of the Plan and the relevant Award Agreement.

           (h) LIMIT ON INCENTIVE OPTION CHARACTERIZATION. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Common Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the "current limit". The current limit for any Optionee for any calendar year shall be $100,000 MINUS the aggregate Market Value at the date of grant of the number of shares of Common Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates. Any shares of Common Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

           (i) NOTIFICATION OF DISPOSITION. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

           (j) RIGHTS PENDING EXERCISE. No person holding an Option shall be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Common Stock issuable pursuant to his Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to such holder or his agent.

     7.2.  RESTRICTED STOCK.

           (a) PURCHASE PRICE. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

           (b) ISSUANCE OF CERTIFICATES. Subject to subsection (c) below, each Participant receiving an Award of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

     The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the TolerRx, Inc.

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     Amended and Restated 2000 Equity Incentive Plan and an Award Agreement
     entered into by the registered owner and TolerRx, Inc. Copies of such Plan and Agreement are on file in the offices of TolerRx, Inc.

           (c) ESCROW OF SHARES. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

           (d) RESTRICTIONS AND RESTRICTION PERIOD. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

           (e) RIGHTS PENDING LAPSE OF RISK OF FORFEITURE OR FORFEITURE OF AWARD. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote the shares of Restricted Stock.

           (f) EFFECT OF TERMINATION OF EMPLOYMENT, CONSULTING OR BOARD MEMBER RELATIONSHIP. Unless otherwise determined by the Committee at or after grant and subject to the applicable provisions of the Award Agreement, if a Participant's employment, consulting or Board member relationship with the Company and its Affiliates ends for any reason during the Restriction Period, including because an entity with which the Participant has an employment, consulting or Board member relationship ceases to be an Affiliate of the Company, all shares of Restricted Stock still subject to Risk of Forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the Award Agreement; PROVIDED, HOWEVER, that military or sick leave or other bona fide leave shall not be deemed a termination of employment, if it does not exceed the longer of ninety (90) days or the period during which the absent Participant's reemployment rights, if any, are guaranteed by statute or by contract.

           (g) LAPSE OF RESTRICTIONS. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

     7.3.  STOCK GRANTS.

           (a) IN GENERAL. Stock Grants shall be issued for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee. Without limiting the generality of the foregoing, Stock Grants may be

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awarded in such circumstances as the Committee deems appropriate, including without limitation in recognition of significant contributions to the success of the Company or its Affiliates or in lieu of compensation otherwise already due. Stock Grants shall be made without forfeiture conditions of any kind.

           (b) ISSUANCE OF CERTIFICATES. Each Participant receiving a Stock Grant shall be issued a stock certificate in respect of such Stock Grant. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

     The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the TolerRx, Inc. Amended and Restated 2000 Equity Incentive Plan. A copy of such Plan is on file in the offices of TolerRx, Inc.

     7.4. AWARDS TO PARTICIPANTS OUTSIDE THE UNITED STATES. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 7.4 in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation.

     7.5.  AUTOMATIC GRANTS TO NON-MANAGEMENT DIRECTORS.

           (a) Each non-management director shall be granted upon his initial election to the board an Award covering 30,000 shares of Common Stock, which Award shall be, at the election of each non-management director, in the form of either (i) an Option which shall become exercisable, cumulatively, in a series of three (3) successive, equal annual installments, with the first installment to become exercisable on, or at any time after, the first year anniversary of the Grant Date or (ii) Restricted Stock for which the Risk of Forfeiture shall expire in a series of three (3) successive, equal annual installments, with the first installment to expire on, or at any time after, the first year anniversary of the grant date of the Award.

           (b) Each non-management director shall be granted automatically each year on the anniversary of the first date of his or her term of service on the Board an Award

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covering 20,000 shares of Common Stock, which Award shall be, at the election of each non-management director, in the form of either (i) an Option which shall become fully exercisable on the first year anniversary of the Grant
Date or (ii) Restricted Stock for which the Risk of Forfeiture shall expire on the first year anniversary of the grant date of the Award.

8.   ADJUSTMENT PROVISIONS

     8.1. ADJUSTMENT FOR CORPORATE ACTIONS. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of __________________, 2003. Subject to the provisions of Section 8.2, if subsequent to such date the outstanding shares of Common Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

        8.2. CHANGE OF CONTROL. Subject to the applicable provisions of the Award Agreement, in the event of a Change of Control, the Board of Directors shall have the discretion, exercisable in advance of, at the time of, or (except to the extent otherwise provided below) at any time after, such Change of Control, to provide for any or all of the following (subject to and upon such terms as the Board of Directors may deem appropriate): (A) the Acceleration of any or all outstanding Options (including Options that are assumed or replaced pursuant to clause (C) below) that are not exercisable in full at the time the Change of Control, such Acceleration to become effective at the time of the Change of Control, or at such time following the Change of Control that the employment, consulting or Board member relationship of the applicable Optionee or Optionees with the Company and its Affiliates terminates, or at such other time or times as the Board of Directors shall determine; (B) the termination of any or all of the Company's repurchase rights with respect to Restricted Stock Awards, such termination to become effective at the time of the Change of Control, or at such time following the Change of Control that the employment, consulting or Board member relationship with the Company and its Affiliates of the Participant or Participants that hold such Restricted

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                                     - 12 -

Stock Awards terminates, or at such other time or times as the Board of Directors shall determine; (C) the assumption of outstanding Options, or the substitution of outstanding Options with equivalent options, by the acquiring or succeeding corporation or entity (or an affiliate thereof); or (D) the termination of all Options (other than Options that are assumed or substituted pursuant to clause (C) above) that remain outstanding at the time of the consummation of the Change of Control, PROVIDED THAT, the Board of Directors shall have made the determination to effect such termination prior to the consummation of the Change of Control and the Board of Directors shall have given, or caused to be given, to all Optionees written notice of such potential termination at least five (5) business days prior to the consummation of the Change of Control. Notwithstanding the foregoing, subject to the applicable provisions of the Award Agreement, in the event of the closing of a Sale of the Company Transaction in which the acquiring or succeeding corporation or entity does not have an equity incentive plan under which all outstanding Options may be assumed or pursuant to which options may be issued in substitution of all outstanding Options, the vesting of all outstanding Options shall Accelerate by one year, such Acceleration to become effective upon the closing of the Sale of the Company Transaction. The provisions of this Section 8.2 shall not be construed as to limit or restrict in any way the Committee's general authority under Sections 7.1(d) or 7.2(d) hereof to Accelerate Options in whole or in part at any time or to waive or terminate at any time any Risk of Forfeiture applicable to shares of Restricted Stock. Each outstanding Option that is assumed in connection with a Change of Control, or is otherwise to continue in effect subsequent to a Change of Control, will be appropriately adjusted, immediately after the Change of Control, as to the number and class of securities and the price at which it may be exercised in accordance with Section 8.1.

     8.3.  DISSOLUTION OR LIQUIDATION.   Upon dissolution or liquidation of the
Company, each outstanding Option shall terminate, but the Optionee (if at the time he or she has an employment, consulting or Board member relationship with the Company or any of its Affiliates) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of such dissolution or liquidation.

     8.4.  RELATED MATTERS.   Any adjustment in Awards made pursuant to this
Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture and applicable repurchase prices for Restricted Stock, which the Committee may deem necessary or appropriate so as to ensure that the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this
Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this
Section 8 shall result in an exercise price which is less than the par value of the Common Stock.

9.   SETTLEMENT OF AWARDS

     9.1. VIOLATION OF LAW. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Common Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and
(ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

           (a) the shares are at the time of the issue of such shares effectively registered under the Securities Act; or

           (b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act or any applicable state securities laws.

     9.2. RESTRICTIONS ON RIGHTS IN STOCK. Any Common Stock to be issued pursuant to Awards granted under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     9.3. INVESTMENT REPRESENTATIONS. The Company shall be under no obligation to issue any shares covered by an Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

     9.4. REGISTRATION. If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any shares of Common Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Common Stock for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Common Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

     9.5. LOCK-UP. Without the prior written consent of the Company or the managing underwriter in any public offering of shares of Common Stock, no Participant shall sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Common Stock during the one hundred-eighty (180) day period commencing on the effective date of the registration statement relating to any underwritten public offering of securities of the Company. The foregoing restrictions are intended and shall be construed so as to preclude any Participant from engaging in any hedging or other transaction that is designed to or reasonably could be expected to lead to or result in, a sale or disposition of any shares of Common Stock during such period even if such shares of Common Stock are or would be disposed of by someone other than such Participant. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any shares of Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from any shares of Common Stock. Without limiting the generality of the foregoing provisions of this Section 9.5, if, in connection with any underwritten public offering of securities of the Company, the managing underwriter of such offering requires that the Company's directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each Participant (regardless of whether or not such Participant has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company's directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each Participant shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company's directors and officers.

     9.6. PLACEMENT OF LEGENDS; STOP ORDERS; ETC. Each share of Common Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 9.3 in addition to any other applicable restrictions under the Plan, the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Common Stock. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     9.7. TAX WITHHOLDING. Whenever shares of Common Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award.

10.  RESERVATION OF STOCK

     The Company shall at all times during the term of the Plan and any outstanding Options granted hereunder reserve or otherwise keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and such Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.  NO SPECIAL SERVICE RIGHTS

     Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment, consulting or Board member relationship with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment, consulting or Board member agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment, consulting or Board member agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient's employment, consulting or Board member relationship with the Company and its Affiliates.

12.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

13.  TERMINATION AND AMENDMENT OF THE PLAN

     The Board may at any time terminate the Plan or make such amendments or modifications of the Plan as it shall deem advisable. In the event of the termination of the Plan, the terms of the Plan shall survive any such termination with respect to any Award that is outstanding on the date of such termination, unless the holder of such Award agrees in writing to terminate such Award or to terminate all or any of the provisions of the Plan that apply to such Award. Unless the Board otherwise expressly provides, any amendment or modification of the Plan shall affect the terms of any Award outstanding on the date of such amendment or modification as well as the terms of any Award made from and after the date of such amendment or modification; PROVIDED, HOWEVER, that, except to the extent otherwise provided in the last sentence of this paragraph, (i) no amendment or modification of the Plan shall apply to any Award that is outstanding on the date of such amendment or modification if such amendment or modification would reduce the number of shares subject to such Award, increase the purchase price applicable to shares subject to such Award or materially adversely affect the provisions applicable to such Award that relate to the vesting or exercisability of such Award or of the shares subject to such Award, (ii) no amendment or modification of the Plan shall apply to any Incentive Option that is outstanding on the date of such amendment or modification if such amendment or modification would result in such Incentive Option no longer being treated as an "incentive stock option" within the meaning of Section 422 of the Code and (iii) no amendment or modification of the Plan shall apply to any Award that is outstanding on the date of such amendment or modification unless such amendment or modification of the Plan shall also apply to all other Awards outstanding on the date of such amendment or modification. In the event of any amendment or modification of the Plan that is described in clause (i), (ii) or (iii) of the foregoing proviso, such amendment or modification of the Plan shall apply to any Award outstanding on the date of such amendment or modification only if the recipient of such Award consents in writing thereto.

     The Committee may amend or modify, prospectively or retroactively, the terms of any Award theretofore granted without amending or modifying the terms of the Plan itself, PROVIDED that as amended or modified such Award is consistent with the terms of the Plan as in effect at the time of the amendment or modification of such Award, but no such amendment or modification of such Award shall, without the written consent of the recipient of such Award, reduce the number of shares subject to such Award, increase the purchase price applicable to shares subject to such Award, adversely affect the provisions applicable to such Award that relate to the vesting or exercisability of such Award or of the shares subject to such Award, otherwise materially adversely affect the terms of such Award (except for amendments or modifications to the terms of such Award or of the stock subject to such Award that are expressly permitted by the terms of the Plan or that result from any amendment or modification of the Plan in accordance with the provisions of the first paragraph of this Section 13), or, if such Award is an Incentive Option, result in such Incentive Option no longer being treated as an "incentive stock option" within the meaning of Section 422 of the Code.

14.  INTERPRETATION OF THE PLAN

     In the event of any conflict between the provisions of this Plan and the provisions of any applicable Award Agreement, the provisions of such Award Agreement shall control, but insofar as possible the provisions of the Plan and such Award Agreement shall be construed so as to give full force and effect to all such provisions.

15.  NOTICES AND OTHER COMMUNICATIONS

     Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Executive Officer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

16.  GOVERNING LAW

     The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof.

                                  TOLERRX, INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT


         NONSTATUTORY STOCK OPTION AGREEMENT, dated as of _______________ (this "Agreement"), between TolerRx, Inc., a Delaware corporation (the "Company"), and ___________________ (the "Optionee").

         1. GRANT OF OPTION.

         Pursuant to the Company's Amended and Restated 2000 Equity Incentive Plan, as amended from time to time (the "Plan"), a copy of which is attached hereto as Exhibit A, the Company grants to the Optionee an option (the "Option") to purchase from the Company all or any part of a total of _____________ shares (the "Optioned Shares") of the Company's common stock, $.001 par value, at a price of $____________ per share. The Option is granted as of _________________ (the "Grant Date").

         2. CHARACTER OF OPTION.

         The Option is not intended to be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), but as a nonstatutory stock option within the meaning of the Code.

         3. DURATION OF OPTION.

         Unless subject to earlier expiration pursuant to the terms of the Plan, the Option shall expire on ___________.

         4. EXERCISE OF OPTION.

         Until its expiration pursuant to Section 3 hereof, the Option may be exercised in the manner specified in Section 7.1(f) of the Plan as follows:
[INSERT VESTING SCHEDULE].

         5. TRANSFER OF OPTIONS.

         The Option may not be transferred except by prior written consent of the Company.

         6. INCORPORATION OF PLAN TERMS.

         The Option is granted subject to all of the applicable terms and provisions of the Plan, including but not limited to the limitations on the Company's obligation to deliver the Optioned Shares upon exercise thereof as set forth in Section 9 of the Plan.

         7. MISCELLANEOUS.

         This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of any successor or assign of the Company and any assign, executor, administrator, trustee, guardian, or other legal representative of the Optionee.

         IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.


TOLERRX, INC.                                 OPTIONEE


By:
     --------------------------------         --------------------------------
        Douglas J. Ringler                       [Insert Name of Optionee]
        President

                                              Address:

                                              --------------------------------

                                              --------------------------------

                                              --------------------------------

                                  TOLERRX, INC.

                        INCENTIVE STOCK OPTION AGREEMENT


         INCENTIVE STOCK OPTION AGREEMENT, dated as of ___________ (this "Agreement"), between TolerRx, Inc., a Delaware corporation (the "Company"), and _________________ (the "Optionee").

         1. GRANT OF OPTION.

         Pursuant to the Company's Amended and Restated 2000 Equity Incentive Plan, as amended from time to time (the "Plan"), a copy of which is attached hereto as Exhibit A, the Company grants to the Optionee an option (the "Option") to purchase from the Company all or any part of a total of _________________ shares (the "Optioned Shares") of the Company's common stock, $.001 par value, at a price of $_____________ per share. The Option is granted as of _______________ (the "Grant Date").

         2. CHARACTER OF OPTION.

         The Option is intended to be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         3. DURATION OF OPTION.

         Unless subject to earlier expiration pursuant to the terms of the Plan, the Option shall expire on the earlier of (i) the tenth anniversary of the Grant Date or (ii) the 90th day following the termination of the Optionee's employment with the Company for any reason.

         4. EXERCISE OF OPTION.

         Until its expiration pursuant to Section 3 hereof, the Option may be exercised in the manner specified in Section 7.1(f) of the Plan as follows:
[INSERT VESTING SCHEDULE (e.g., (i) ____________ percent (___%) of the Optioned Shares shall vest on and after _________ __, 200_, and (ii) the remaining _______________ percent (___%) of the Optioned Shares shall vest in a series of
____________ (___) equal installments, in portions of whole shares as nearly equal as practicable, with each installment vesting on _____________, until all of the Optioned Shares are fully vested.]

         5. Transfer of Options.

         The Option may not be transferred except by will or the laws of descent and distribution, and, during the lifetime of the Optionee, may be exercised only by the Optionee.

         6. INCORPORATION OF PLAN TERMS.

         The Option is granted subject to all of the applicable terms and provisions of the Plan, including but not limited to the limitations on the Company's obligation to deliver Optioned Shares upon exercise thereof as set forth in Section 9 of the Plan.

         7. MISCELLANEOUS.

         This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian, or other legal representative of the Optionee.

         IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.


TOLERRX, INC.                                 OPTIONEE


By:  --------------------------------         --------------------------------
        Douglas J. Ringler                       [Insert Name of Optionee]
        President

                                              Address:

                                              --------------------------------

                                              --------------------------------

                                              --------------------------------